# Kayne Anderson

*Midstream/Energy Fund, Inc.*

## KMF Quarterly Report

**February 29, 2020**

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson Midstream/Energy Fund, Inc. (the “Fund”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statement. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to publicly update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

All investments in securities involve risks, including the possible loss of principal. The value of an investment in the Fund could be volatile, and you could suffer losses of some or a substantial portion of the amount invested. The Fund’s concentration of investments in midstream entities and energy-related MLPs subjects it to the risks of midstream companies, MLPs and the energy sector, including the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. Leverage creates risks that may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in distribution rates, which increases a stockholder’s risk of loss.

Performance data quoted in this report represent past performance and are for the stated time period only. Past performance is not a guarantee of future results. Current performance may be lower or higher than that shown based on market fluctuations from the end of the reported period.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

ADOPTION OF AN OPTIONAL DELIVERY METHOD FOR SHAREHOLDER REPORTS

Rule 30e-3 Notice

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of Kayne Anderson Midstream/Energy Fund, Inc.’s (the “Fund” or “KMF”) annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.kaynefunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by calling the Fund at 1-877-657-3863 or contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling the Fund at 1-877-657-3863 or contacting your financial intermediary. Your election to receive reports in paper will apply to all funds managed by KA Fund Advisors, LLC or held with your financial intermediary.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

LETTER TO STOCKHOLDERS

April 27, 2020

Dear Stockholders:

First and foremost, we hope that you and your families are safe and healthy during this challenging time. In light of recent events, we plan to focus the content of this quarterly update on changes in market conditions since the end of our fiscal first quarter. We have also included commentary on recent actions taken by KMF to reduce leverage in response to these challenging market conditions. We encourage investors to listen to a podcast we posted to our website earlier today, which reviews many of the topics covered in this letter.

Market Conditions

The stock market has experienced an unprecedented level of volatility over the last two months. In particular, the financial markets have been negatively impacted by the outbreak of an infectious respiratory illness known as COVID-19. This pandemic is affecting millions of people across the globe. As a result of quarantines and other restrictions on business and personal activities, there has been a material impact on the global economy. Governments (and their central banks) have acted swiftly, with large fiscal and monetary stimulus programs enacted to limit the financial and economic fallout from the virus. While we believe these efforts will eventually prove successful, it is challenging to predict how quickly quarantines will be lifted and when economic activity levels will begin to normalize.

The broader equity markets were very weak during March as investors became more concerned about the impact of COVID-19. The S&P 500 Index traded as low as 2,192 in late March — a decline of 35% from its all-time high just a month prior. The VIX, which is a widely followed measure of expected volatility for the S&P 500 Index, increased rapidly during March. This index set an all-time high of 82.7 in the middle of March — eclipsing levels reached during the Global Financial Crisis. The Alerian U.S. Midstream Energy Index, which is an index comprised of midstream MLPs and other midstream companies, declined by almost 60% during the first three weeks of March to a low of 155.8 on March 18th. The equity markets began to recover in late March as the Federal Reserve took more aggressive actions to stabilize financial markets and Congress passed the CARES Act. In late March, equity prices for midstream companies recovered from their extremely low levels as the broader markets rallied and expectations increased for OPEC+ production cuts (as discussed below). Currently, the Alerian U.S. Midstream Energy Index is trading at 260.1, which is 67% higher than its March lows.

As a result of reduced economic activity and the resulting unprecedented decline in demand for energy-related commodities, crude oil prices declined by over 50% during March and April. In addition to the pandemic’s impact to global demand, crude oil prices were negatively impacted due to actions taken by Saudi Arabia and Russia in early March to increase crude oil production. More recently, the OPEC+ agreement reached in early April to reduce production levels will help improve the supply/demand imbalance, but it will take time for the crude oil market to stabilize. Energy companies are responding to these low prices by aggressively reducing activity levels, with the domestic rig count down by over 40% in the last eight weeks. Further, certain energy companies are shutting in production as current prices are below variable operating costs. Over the next four to six weeks, it is expected that global storage levels for many energy-related commodities will reach maximum capacity, which will likely put additional pressure on commodity prices and result in additional production shut ins.

Amid all this uncertainty and negative headlines, it is easy to be very bearish about crude oil prices and the outlook for the energy industry. We are respectful of those concerns but believe that the financial impact of the pandemic will be a transitory event. We expect economic activity levels to slowly recover during the second half of 2020. Further, demand for crude oil will increase as the United States

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

LETTER TO STOCKHOLDERS

and other economies across the globe lift quarantines and return to work. The next 12 to 24 months will have its fair share of challenges for the sector but energy – and the infrastructure assets that facilitate its movement from the wellhead to the end user – will continue to be an indispensable part of the global economy.

Midstream companies have responded aggressively to these market conditions, including reducing spending levels and bolstering liquidity. Further, many companies have elected to reduce distribution levels in response to this downturn. While we do not normally encourage this action, these are extraordinary times. We are encouraging companies to take all necessary steps to ensure they have the financial wherewithal to survive the downturn. Over the next two weeks most of the sector will report first quarter results. As always, we will closely monitor these announcements to help inform our outlook for the remainder of 2020.

KMF’s portfolio is weighted towards large, diversified midstream companies, which we believe are best situated to weather this storm. Our research team is focused on identifying the companies with the strongest balance sheets and exposure to assets that will be least impacted by expected declines in domestic production and lower commodity prices. While there is little doubt that declines in domestic production will negatively impact financial results for most midstream companies, the impact will not be homogenous across the sector. Further, we believe current valuations for many names already reflects an overly bearish production outlook. Ultimately, we believe production levels will stabilize in the next 12 to 24 months and then begin to slowly increase. We are not projecting production to increase at levels like what we saw in prior years, but we do not believe that is necessary for midstream equities to generate attractive returns.

As mentioned in our prior updates, KMF has also continued to gain exposure to utilities and renewable energy infrastructure companies, and that allocation is currently approximately 20% of the Fund’s portfolio. Utilities and renewable energy infrastructure companies performed well relative to midstream companies during the downturn over the last two months, and we continue to view that allocation as an attractive risk-adjusted return opportunity for the Fund’s portfolio. We view utilities and renewable energy infrastructure companies as a core part of the Fund’s investment mandate, and we expect the Fund to increase its holdings in these companies over the next year.

Reduction in Leverage Levels

Beginning in March, the Fund proactively took steps to increase its cash position and reduce leverage levels. Earlier today, the Fund announced that it completed its leverage reduction plan. During the last two months, the Fund reduced leverage by approximately $149 million, or 54%, from February levels. Management believes the actions it took minimized prepayment penalties associated with its reduction in leverage and, as a result, maximized shareholder value in conjunction with executing this plan. As of April 24th, the Fund was in compliance will all the applicable 1940 Act leverage tests as well as the covenants on its debt agreements and the terms of its preferred stock. Currently, leverage is 35% of the Fund’s total assets, which is higher than our target of approximately 30%. Management will continue to prudently manage the Fund’s leverage levels and respond to changing market conditions as appropriate.

Please visit our website at www.kaynefunds.com for more information about the Fund. We also encourage investors to listen to our podcasts posted within the “Insights” page on our website for our most current outlook regarding the Fund’s performance, key industry trends, and the midstream sector. We appreciate your investment in KMF and look forward to providing future updates.

KA Fund Advisors, LLC

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Fund Overview

Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”) is a non-diversified, closed-end fund that commenced operations in November 2010. Our investment objective is to provide a high level of total return with an emphasis on making cash distributions to our stockholders. We seek to achieve that investment objective by investing at least 80% of our total assets in the securities of companies in the Midstream/Energy Sector, consisting of (a) Midstream MLPs, (b) Midstream Companies, (c) Other MLPs and (d) Other Energy Companies. We anticipate that the majority of our investments will consist of investments in Midstream MLPs and Midstream Companies. Please see the Glossary of Key Terms for a description of these investment categories and for the meaning of capitalized terms not otherwise defined herein.

As of February 29, 2020, we had total assets of $760 million, net assets applicable to our common stockholders of $471 million (net asset value of $9.97 per share), and 47.2 million shares of common stock outstanding. As of February 29, 2020, we held $702 million in equity investments and $12 million in debt investments.

Recent Events

Reduction in Leverage Levels

In response to the recent unprecedented volatility in the equity prices of midstream companies, we took steps to proactively reduce leverage in order to comply with the covenants of our leverage agreements. Since February 29, 2020, we have reduced leverage by $149 million (a 54% reduction). Leverage reductions consist of the repayment of (a) $114 million of senior unsecured notes (“Notes”) and (b) $35 million of mandatory redeemable preferred shares (“MRP Shares”). As of April 24, 2020, we were in compliance with all covenants of our debt agreements and the terms of our preferred stock. We plan to prudently manage leverage levels in light of market conditions. See Liquidity and Capital Resources.

Delayed Dividend Payment

On March 16, 2020, in an effort to enhance our flexibility with respect to the timing and amount of leverage reductions, our Board of Directors elected to delay the payment of the distribution originally scheduled to be paid on March 31, 2020 (the “March Distribution”) until April 30, 2020. We also announced our plan to revert to making distributions to shareholders on a quarterly basis, with an expectation that the first such quarterly distribution will be declared and paid in June 2020. By delaying the payment date of the March Distribution until April, we were able to reach a negotiated agreement with our Notes investors and MRP Shares investors on the repurchase of a material amount of leverage, as described above. This transaction minimized prepayment penalties and maximized shareholder value.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Our Top Ten Portfolio Investments

Listed below are our top ten portfolio investments by issuer as of February 29, 2020.

Holding		Category(1)	Amount ($ in millions)	Percent of Long-Term Investments
1.	The Williams Companies, Inc.	Midstream Company	$51.8	7.3%
2.	ONEOK, Inc.	Midstream Company	45.0	6.3
3.	Kinder Morgan, Inc.	Midstream Company	43.4	6.1
4.	TC Energy Corporation	Midstream Company	41.2	5.8
5.	Plains GP Holdings, L.P.(2)	Midstream Company	39.9	5.6
6.	Pembina Pipeline Corporation	Midstream Company	37.5	5.2
7.	Enbridge Inc.	Midstream Company	36.3	5.1
8.	Enterprise Products Partners L.P.	Midstream MLP	35.8	5.0
9.	Targa Resources Corp.	Midstream Company	33.2	4.6
10.	Energy Transfer LP(3)	Midstream MLP	30.7	4.3

			$394.8	55.3%

(1)	See Glossary of Key Terms for definitions.

(2)

Our investment includes our holdings of Plains GP Holdings, L.P. (“PAGP”) and our interest in Plains AAP, L.P. (“PAGP-AAP”). Our ownership of PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or Plains All American Pipeline, L.P. units at our option.

(3)	Includes our ownership of Energy Transfer LP common and preferred units.

Results of Operations — For the Three Months Ended February 29, 2020

Investment Income.    Investment income totaled $5.2 million for the quarter and consisted primarily of net dividends and distributions and interest income on our investments. We received $13.5 million of dividends and distributions, of which $8.6 million was treated as return of capital and $0.1 million was treated as distributions in excess of cost basis. Interest income was $0.4 million.

Operating Expenses.    Operating expenses totaled $5.7 million, including $2.5 million of investment management fees, $2.0 million of interest expense, $0.8 million of preferred stock distributions and $0.4 million of other operating expenses. Interest expense includes $0.1 million of non-cash amortization of debt issuance costs. Preferred stock distributions include $0.05 million of non-cash amortization.

Net Investment Loss.    Our net investment loss totaled $0.5 million.

Net Realized Losses.    We had net realized losses of $16.4 million.

Net Change in Unrealized Losses.    We had unrealized losses of $35.9 million from investments.

Net Decrease in Net Assets Resulting from Operations.    As a result of the above, we had a decrease in net assets resulting from operations of $52.8 million.

Distributions to Common Stockholders

Net distributable income (“NDI”) is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. Our

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

distributions have been funded generally by NDI and it is one of several items considered by our Board of Directors in setting our distribution to common stockholders. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly comprised of fees paid to other service providers), (c) accrual for estimated excise taxes (if any) and (d) interest expense and preferred stock distributions.

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended February 29, 2020
Distributions and Other Income from Investments
Dividends	$13.5
Interest	0.4

Total Distributions and Other Income from Investment	13.9
Expenses
Investment Management Fee	(2.5)
Other Expenses	(0.4)
Interest Expense	(1.9)
Preferred Stock Distributions	(0.7)

Net Distributable Income (NDI)	$8.4

Weighted Shares Outstanding	47.2

NDI per Weighted Share Outstanding	$0.178

Adjusted NDI per Weighted Share Outstanding(1)	$0.185

(1)

Adjusted NDI includes distributions from Atlantica Yield plc ($0.2 million) and Rattler Midstream LP ($0.1 million) attributable to the first quarter of fiscal 2020 with ex-dividend dates in March 2020, which were after our quarter end.

On March 16, 2020, we announced that our Board of Directors decided to delay the payment of the $0.075 per share distribution originally scheduled to be paid on March 31, 2020 until April 30, 2020. We also announced a plan to revert to making distributions to shareholders on a quarterly basis, with the expectation that the first quarterly distribution will be declared and paid in June 2020. This quarterly distribution will be in replacement of the monthly distributions that otherwise would have been made in April, May and June 2020. In light of the current market environment, our Board of Directors plans to assess our distribution level in June. In making this assessment, the Board of Directors will consider the impact lower commodity prices and the COVID-19 pandemic are having on the operations, balance sheets and distribution levels for companies operating in the midstream industry. Payment of future

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

distributions is subject to Board of Directors approval, as well as meeting the covenants on our debt agreements and terms of our preferred stock.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

A significant portion of the cash distributions received from our investments is characterized as return of capital. For GAAP purposes, return of capital distributions are excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•

GAAP recognizes distributions received from our investments that exceed the cost basis of our securities to be realized gains and are therefore excluded from investment income, whereas the NDI calculation includes these distributions.

•

NDI includes the value of paid-in-kind dividends and distributions whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

Certain of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity date of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the call premium that we received, thereby generating a profit. The premium we receive from selling call options, less (i) the amount that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest expense and distributions on preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

•

NDI also includes recurring payments (or receipts) on interest rate swap contracts or the amortization of termination payments on interest rate swap contracts entered into in anticipation of an offering of Notes and MRP Shares. The termination payments on interest rate swap contracts are amortized over the term of the Notes or MRP Shares issued. For GAAP purposes, these amounts are included in the realized gains/losses section of the Statement of Operations.

•	Under GAAP, excise taxes are accrued when probable and estimable. For NDI, we exclude excise tax that is unrelated to the current fiscal period.

•

For GAAP purposes, offering costs incurred related to the issuance of common stock reduce paid-in capital when stock is issued. Certain costs related to registration statements or shelf offerings may be written off once the registration statement or prospectus’ usefulness has expired. The non-cash amortization or write-off of these offering costs is included in operating expense for GAAP purposes, but is excluded from our calculation of NDI.

Liquidity and Capital Resources

At February 29, 2020, we had total leverage outstanding of $276 million, which represented 36% of total assets. Total leverage was comprised of $201 million of Notes and $75 million of MRP Shares. At February 29, 2020, we did not have any borrowings outstanding under our unsecured revolving credit facility (the “Credit Facility”) and we had $28 million of cash and cash equivalents. Subsequent to February 29, 2020, we paid the following amounts of Notes and MRP Shares.

Notes

	Principal Amount ($ in millions)
Series	Outstanding: February 29th	Amount Repaid	Outstanding: April 24th	Rate	Maturity
C	$21.0	$(16.6)	$4.4	4.00%	3/22/22
D	40.0	—	40.0	3.34%	5/1/23
E	30.0	(30.0)	—	3.46%	7/30/21
G	24.5	(22.1)	2.4	3.07%	8/8/20
H	42.3	(20.4)	21.9	3.72%	8/8/23
I	38.1	(19.9)	18.2	3.82%	8/8/25
J	5.0	(5.0)	—	3.36%	10/7/21

Total	$200.9	$(114.0)	$86.9

MRP Shares
	Liquidation Value ($ in millions)
Series	Outstanding: February 29th	Amount Repaid	Outstanding: April 24th	Rate	Maturity
C	$35.0	$(17.2)	$17.8	6.06%	7/30/21
D	20.0	(7.3)	12.7	5.36%	9/7/21
E	20.0	(10.5)	9.5	6.07%	12/1/24

Total	$75.0	$(35.0)	$40.0

In connection with our repayment of leverage during April 2020, we received limited waivers from the holders of our MRP Shares on certain asset coverage ratios.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

On April 24, 2020, we had $87 million of Notes outstanding that mature between 2020 and 2025. As of this date, we had $40 million of MRP Shares outstanding that are subject to mandatory redemption between 2021 and 2024. As of April 24, 2020, we did not have any borrowings outstanding under our Credit Facility and we had $43 million of cash and cash equivalents. We expect to have sufficient cash and/or borrowing capacity on our Credit Facility to refinance the remaining Notes that mature in 2020.

On March 17, 2020, FitchRatings downgraded the ratings on our Notes from ‘AAA’ to ‘A’ and the ratings on our MRP Shares from ‘A’ to ‘BBB’ and placed all ratings on negative watch. As a result of the ratings action on our MRP Shares, the dividend rate for each series of MRP Shares outstanding increased by 2% per annum and will continue to be in effect for so long as such series is rated ‘BBB’. There was no impact to the interest rate on our Notes.

On February 7, 2020, we renewed our Credit Facility. The Credit Facility matures on February 8, 2021 and replaces our $100 million unsecured revolving credit facility that was scheduled to mature on February 7, 2020. In connection with our repayment of leverage during April 2020, we amended our Credit Facility on April 14, 2020, reducing the total commitment amount to $75 million. The interest rate on borrowings under the Credit Facility may vary between LIBOR plus 1.30% and LIBOR plus 2.15%, depending on our asset coverage ratios. We pay a fee of 0.20% per annum on any unused amounts of the Credit Facility.

At February 29, 2020, our asset coverage ratios under the Investment Company Act of 1940, as amended (“1940 Act”), were 372% for debt and 271% for total leverage (debt plus preferred stock). As of April 24, 2020, our asset coverage ratios were 414% for debt and 283% for total leverage. As of April 24, 2020, we were in compliance with all covenants of our debt agreements and the terms of our preferred stock.

Our target asset coverage ratio with respect to our debt is 430%. At times we may be above or below this target depending on market conditions as well as certain other factors, including our target total leverage asset coverage ratio of 320% and the basic maintenance amount as stated in our rating agency guidelines.

As of February 29, 2020, our total leverage consisted 100% of fixed rate obligations. At such date, the weighted average interest/dividend rate on our total leverage was 3.72%. As of April 24, 2020, our total leverage consisted 100% of fixed rate obligations and the weighted average interest/dividend rate on our total leverage was 4.40%.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SCHEDULE OF INVESTMENTS

FEBRUARY 29, 2020

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 151.7%
Equity Investments(1) — 149.1%
United States — 106.0%
Midstream Company(2) — 58.2%
Cheniere Energy, Inc.(3)	139	$7,129
EnLink Midstream Partners, LP, — Series C Preferred Units(4)	8,605	5,709
Equitrans Midstream Corporation(5)	250	1,765
Hess Midstream LP(6)	100	1,908
Höegh LNG Partners LP(7)	1,062	13,278
Kinder Morgan, Inc.(8)	2,262	43,362
KNOT Offshore Partners LP(7)	1,638	26,779
ONEOK, Inc.	675	45,041
Plains GP Holdings, L.P.(7)(9)	2,205	30,367
Plains GP Holdings, L.P. — Plains AAP, L.P.(7)(9)(10)(11)	690	9,495
Rattler Midstream LP(7)	343	4,315
Targa Resources Corp.	1,023	33,153
The Williams Companies, Inc.	2,720	51,822

		274,123

Midstream MLP(2)(12)— 37.9%
BP Midstream Partners LP	342	4,553
Cheniere Energy Partners, L.P.	286	9,695
DCP Midstream, LP	351	5,465
DCP Midstream, LP — Series A Preferred Units(13)	4,200	3,822
Energy Transfer LP	2,555	28,313
Energy Transfer Operating, L.P. — Series G Preferred Units(14)	2,500	2,362
Enterprise Products Partners L.P.	1,532	35,768
EQM Midstream Partners, LP — Convertible Preferred Units(5)(10)(15)(16)	205	9,481
Global Partners LP	450	8,711
Magellan Midstream Partners, L.P.	340	18,569
MPLX LP	721	14,629
Phillips 66 Partners LP	263	14,313
Shell Midstream Partners, L.P.	513	8,781
TC PipeLines, LP	186	7,047
Western Midstream Partners, LP	511	6,670

		178,179

Renewable Infrastructure/Utility Company — 9.5%
Atlantica Yield plc	570	16,468
NextEra Energy, Inc.	32	8,164
NextEra Energy, Inc. — Equity Units(17)	17	773
NextEra Energy Partners, LP(6)	250	14,441
Sempra Energy	34	4,724

		44,570

Other Energy Company — 0.4%
Phillips 66	25	1,857

Total United States (Cost — $583,293)		498,729

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SCHEDULE OF INVESTMENTS

FEBRUARY 29, 2020

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Canada — 38.7%
Midstream Company(2) — 27.7%
AltaGas Ltd.	130	$1,943
Enbridge Inc.	970	36,297
Keyera Corp.	557	13,356
Pembina Pipeline Corporation	1,037	37,464
TC Energy Corporation(8)	788	41,231

		130,291

Renewable Infrastructure/Utility Company — 10.5%
Algonquin Power & Utilities Corp.	366	5,558
Brookfield Renewable Partners L.P.	442	22,018
Innergex Renewable Energy Inc.	553	8,099
Northland Power Inc.	477	10,607
TransAlta Renewables Inc.	269	3,287

		49,569

Other Energy Company — 0.5%
Jupiter Resources Inc.(3)(10)(15)	1,229	2,457

Total Canada (Cost — $167,902)		182,317

Portugal — 1.4%
Renewable Infrastructure/Utility Company — 1.4%
EDP Renováveis, S.A.	132	1,777
EDP — Energias de Portugal, S.A.	1,036	4,826

Total Portugal (Cost — $6,507)		6,603

Spain — 0.9%
Renewable Infrastructure/Utility Company — 0.9%
Iberdrola, S.A. (Cost — $4,144)	385	4,385

Italy — 0.9%
Renewable Infrastructure/Utility Company — 0.9%
Enel — Società per Azioni (Cost — $4,374)	521	4,358

Germany — 0.6%
Renewable Infrastructure/Utility Company — 0.6%
E.ON SE (Cost — $2,728)	233	2,685

United Kingdon — 0.6%
Renewable Infrastructure/Utility Company — 0.6%
SSE plc (Cost — $2,761)	135	2,655

Total Equity Investments (Cost — $771,709)		701,732

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SCHEDULE OF INVESTMENTS

FEBRUARY 29, 2020

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	Interest Rate	Maturity Date	Principal Amount	Value
Debt Instruments — 2.6%
United States — 2.6%
Midstream Company(2) — 2.6%
Antero Midstream Corporation(10)	5.750%	3/1/27	$4,548	$3,092
Buckeye Partners, L.P.	6.375	1/22/78	3,540	2,832
Crestwood Holdings LLC(10)	(18)	3/6/23	6,846	6,427

Total Debt Investments (Cost — $13,376)				12,351

Total Long-Term Investments (Cost — $785,085)				714,083

			No. of Shares/ Units
Short-Term Investment —Money Market Fund — 4.4%
JPMorgan 100% U.S. Treasury Securities Money Market Fund—Capital Shares, 1.44%(19) (Cost — $20,656)			20,656	20,656

Total Investments — 156.1% (Cost — $805,741)				734,739

	Strike Price	Expiration Date	No. of Contracts	Notional Amount(20)
Liabilities
Call Option Contracts Written(3)
United States
Midstream Company(2)
Kinder Morgan, Inc. (Premiums Received — $59)	$21.00	3/20/20	1,000	$1,917	(18)

Canada
Midstream Company(2)
TC Energy Corporation (Premiums Received — $57)	55.00	3/20/20	500	2,618	(23)

Total Call Option Contracts Written (Premiums Received — $116)					(41)

Debt					(200,923)
Mandatory Redeemable Preferred Stock at Liquidation Value					(75,000)
Other Assets in Excess of Other Liabilities					11,771

Net Assets Applicable to Common Stockholders					$470,546

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Refer to the “Glossary of Key Terms” for the definitions of Midstream Companies and Midstream MLPs.

(3)	Security is non-income producing.

(4)

Series C Preferred Units are cumulative redeemable perpetual units. Distributions on the Series C Preferred Units are payable at a rate of 6.0% per annum through December 15, 2022. On and after December 15, 2022, the rate will be based on three-month LIBOR, determined quarterly, plus 4.11%.

(5)	On February 27, 2020, Equitrans Midstream Corporation (“ETRN”) and EQM Midstream Partners, LP (“EQM”) announced an agreement under which ETRN will acquire all EQM common

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SCHEDULE OF INVESTMENTS

FEBRUARY 29, 2020

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

units in a stock-for-unit merger. Under the terms of the agreement, EQM unitholders will receive 2.44 ETRN common shares for each EQM common unit held.

(6)

On December 16, 2019, Hess Midstream Partners LP (“HESM) completed its previously announced conversion from a master limited partnership to an “Up-C” structure, by merging with Hess Midstream LP, an entity taxed as a corporation for U.S. federal income tax purposes. At the time of the transaction, each HESM common unit was converted on a one-for-one basis into a newly issued Class A share.

(7)	This company is structured like an MLP, but is not treated as a publicly-traded partnership for regulated investment company (“RIC”) qualification purposes.

(8)	Security or a portion thereof is segregated as collateral on option contracts written.

(9)	The Fund believes that it is an affiliate of Plains AAP, L.P. (“PAGP-AAP”) and Plains GP Holdings, L.P. (“PAGP”). See Note 5 — Agreements and Affiliations.

(10)

The Fund’s ability to sell this security is subject to certain legal or contractual restrictions. As of February 29, 2020, the aggregate value of restricted securities held by the Fund was $30,952 (4.1% of total assets), which included $19,014 of Level 2 securities and $11,938 of Level 3 securities. See Note 7 — Restricted Securities.

(11)

The Fund’s ownership of PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or Plains All American Pipeline, L.P. (“PAA”) units at the Fund’s option. The Fund values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of February 29, 2020, the Fund’s PAGP-AAP investment is valued at PAGP’s closing price. See Notes 3 and 7 in Notes to Financial Statements.

(12)

Unless otherwise noted, securities are treated as a publicly-traded partnership for RIC qualification purposes. To qualify as a RIC for tax purposes, the Fund may directly invest up to 25% of its total assets in equity and debt securities of entities treated as publicly-traded partnerships. The Fund had 23.5% of its total assets invested in publicly-traded partnerships at February 29, 2020. It is the Fund’s intention to be treated as a RIC for tax purposes.

(13)

Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units. Distributions are payable at a rate of 7.375% per annum through December 15, 2020. On and after December 15, 2022, distributions on the Series A Preferred Units will be payable at a rate equal to the three-month LIBOR plus 5.148% per annum.

(14)

Series G Fixed to Rate Reset Cumulative Redeemable Perpetual Preferred Units. Distributions are payable at a rate of 7.125% per annum through May 15, 2030. On and after May 15, 2030, distributions on the Series G Preferred Units will be payable at a rate equal to the five-year U.S. Treasury Rate, plus 5.306% per annum.

(15)	Fair valued security. See Notes 2 and 3 in Notes to Financial Statements.

(16)

On April 10, 2019, the Fund purchased, in a private placement, Series A Convertible Preferred Units (“EQM Convertible Preferred Units”) from EQM Midstream Partners, LP (“EQM”). The EQM Convertible Preferred Units are senior to the common units in terms of liquidation preference and priority of distributions and pay a quarterly distribution of $1.04 per unit (subject to an upward adjustment after five years). Upon the closing of the announced stock-for-unit merger of ETRN and EQM, approximately one half of the EQM Convertible Preferred Units the Fund holds will be redeemed in cash at a redemption amount of 101% and the remaining amount will be exchanged

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SCHEDULE OF INVESTMENTS

FEBRUARY 29, 2020

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

for newly-issued ETRN Convertible Preferred Shares. These ETRN Convertible Preferred Shares will pay quarterly cash distributions based on an annual rate of 9.75% through March 31, 2024.

(17)

Each Equity Unit consists of (a) a stock purchase contract issued by NextEra Energy, Inc. (“NEE”) and (b) a beneficial ownership interest in a Series K Debenture due March 1, 2025 issued by NextEra Energy Capital Holdings, Inc. The Equity Units pay a distribution at a rate of 5.279% per annum, consisting of interest on the debenture and payments under the stock purchase contract.

(18)	Floating rate first lien senior secured term loan. Security pays interest at a rate of LIBOR + 750 basis points with a 1.00% LIBOR floor (9.14% as of February 29, 2020).

(19)	The rate indicated is the yield as of February 29, 2020.

(20)

The notional amount of call option contracts written is the product of (a) the number of contracts written, (b) 100 (each contract entitles the option holder to 100 units/shares) and (c) the market price of the underlying security as of February 29, 2020.

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

FEBRUARY 29, 2020

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS

Investments, at fair value:

Non-affiliated (Cost — $696,293)	$674,221

Affiliated (Cost — $88,792)	39,862

Short-term investments (Cost — $20,656)	20,656

Cash	7,138

Deposits with brokers	258

Receivable for securities sold	15,654

Interest, dividends and distributions receivable (Cost — $1,437)	1,430

Deferred credit facility offering costs and other assets	590

Total Assets	759,809

LIABILITIES

Payable for securities purchased	10,453

Investment management fee payable	777

Accrued directors’ fees	66

Call option contracts written (Premiums received — $116)	41

Accrued expenses and other liabilities	2,934

Notes	200,923

Unamortized notes issuance costs	(475)

Mandatory redeemable preferred stock, $25.00 liquidation value per share (3,000,000 shares issued and outstanding)	75,000

Unamortized mandatory redeemable preferred stock issuance costs	(456)

Total Liabilities	289,263

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$470,546

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF

Common stock, $0.001 par value (47,197,462 shares issued and outstanding, 197,000,000 shares authorized)	$47

Paid-in capital	816,352

Total distributable earnings (loss)	(345,853)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$470,546

NET ASSET VALUE PER COMMON SHARE	$9.97

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED FEBRUARY 29, 2020

(amounts in 000’s)

(UNAUDITED)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$12,335
Affiliated investments	1,042
Money market mutual funds	76

Total dividends and distributions (after foreign taxes withheld of $301)	13,453
Return of capital	(8,597)
Distributions in excess of cost basis	(122)

Net dividends and distributions	4,734
Interest income	442

Total Investment Income	5,176

Expenses
Investment management fees	2,548
Professional fees	127
Directors’ fees	66
Administration fees	65
Reports to stockholders	39
Insurance	37
Custodian fees	21
Other expenses	43

Total Expenses — before interest expense and preferred distributions	2,946
Interest expense including amortization of offering costs	1,986
Distributions on mandatory redeemable preferred stock including amortization of offering costs	774

Total Expenses	5,706

Net Investment Loss	(530)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	(16,337)
Foreign currency transactions	(38)
Options	24

Net Realized Loss	(16,351)

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	(26,171)
Investments — affiliated	(9,778)
Foreign currency translations	(6)
Options	45

Net Change in Unrealized Losses	(35,910)

Net Realized and Unrealized Losses	(52,261)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$(52,791)

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Three Months Ended February 29, 2020 (Unaudited)		For the Fiscal Year Ended November 30, 2019
OPERATIONS
Net investment loss(1)	$(530)		$(4,606)
Net realized gains (losses)	(16,351)		9,078
Net change in unrealized losses	(35,910)		(20,784)

Net Decrease in Net Assets Resulting from Operations	(52,791)		(16,312)

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	(10,620	)(2)	—
Distributions — return of capital	—	(2)	(44,335)

Dividends and Distributions to Common Stockholders	(10,620)		(44,335)

CAPITAL STOCK TRANSACTIONS
Common stock purchased under the share repurchase program (1,681,037 shares)	—		(19,999)

Total Decrease in Net Assets Applicable to Common Stockholders	(63,411)		(80,646)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	533,957		614,603

End of period	$470,546		$533,957

(1)

Distributions on the Fund’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 — Significant Accounting Policies.

(2)

Distributions paid to common stockholders for the three months ended February 29, 2020 are characterized as dividend income (a portion of which may be eligible to be treated as qualified dividend income) until after the end of the fiscal year when the Fund can determine its earnings and profits for the full fiscal year, which include gains and losses on the sale of securities for the remainder of the fiscal year. The final tax character may differ substantially from this preliminary information.

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

STATEMENT OF CASH FLOWS

FOR THE THREE MONTHS ENDED FEBRUARY 29, 2020

(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES

Net decrease in net assets resulting from operations	$(52,791)

Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:

Return of capital distributions	8,597

Distributions in excess of cost basis	122

Net realized losses (excluding foreign currency transactions)	16,313

Net change in unrealized losses (excluding foreign currency translations)	35,904

Accretion of bond discounts, net	(71)

Purchase of long-term investments	(66,286)

Proceeds from sale of long-term investments	65,221

Proceeds from sale of short-term investments, net	13,574

Decrease in deposits with brokers	23

Increase in receivable for securities sold	(15,654)

Decrease in interest, dividends and distributions receivable	641

Amortization of deferred debt offering costs	145

Amortization of mandatory redeemable preferred stock offering costs	47

Decrease in other assets	11

Increase in payable for securities purchased	10,453

Decrease in investment management fee payable	(63)

Decrease in premiums received on call option contracts written	(8)

Decrease in accrued expenses and other liabilities	(189)

Net Cash Provided by Operating Activities	15,989

CASH FLOWS FROM FINANCING ACTIVITIES

Costs associated with renewal of credit facility	(386)

Cash distributions paid to common stockholders	(10,620)

Net Cash Used in Financing Activities	(11,006)

NET CHANGE IN CASH	4,983

CASH — BEGINNING OF PERIOD	2,155

CASH — END OF PERIOD	$7,138

Supplemental disclosure of cash flow information:

During the three months ended February 29, 2020, interest paid related to debt obligations was $2,047.

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Three Months Ended February 29, 2020 (Unaudited)		For the Fiscal Year Ended November 30,
			2019	2018		2017

Per Share of Common Stock(1)
Net asset value, beginning of period	$11.31		$12.57	$14.15		$17.41
Net investment income (loss)(2)	(0.01)		(0.10)	(0.18)		0.14
Net realized and unrealized gains (losses)	(1.10)		(0.29)	(0.19)		(2.10)

Total income (loss) from operations	(1.11)		(0.39)	(0.37)		(1.96)

Common dividends — dividend income(3)	(0.23)		—	(0.10)		(0.03)
Common distributions — long-term capital gains(3)	—		—	—		—
Common distributions — return of capital(3)	—		(0.93)	(1.10)		(1.27)

Total dividends and distributions — common	(0.23)		(0.93)	(1.20)		(1.30)

Offering expenses associated with the issuance of common stock	—		—	(0.01	)(5)	—
Effect of shares issued in reinvestment of distributions	—		—	—		—
Effect of issuance of common stock	—		—	—		—
Effect of common stock repurchased	—		0.06	—		—

Net asset value, end of period	$9.97		$11.31	$12.57		$14.15

Market value per share of common stock, end of period	$8.61		$9.65	$10.96		$12.88

Total investment return based on common stock market value(6)	(8.7	)%(7)	(4.2)%	(6.7)%		(8.7)%
Total investment return based on net asset value(8)	(9.8	)%(7)	(2.1)%	(2.6)%		(11.7)%
Supplemental Data and Ratios(9)
Net assets applicable to common stockholders, end of period	$470,546		$533,957	$614,603		$311,843
Ratio of expenses to average net assets
Management fees(10)	1.9%		1.8%	1.8%		1.7%
Other expenses	0.3		0.3	0.4		0.4

Subtotal	2.2		2.1	2.2		2.1
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.1		1.9	1.8		1.7
Management fee waiver	—		—	—		—
Excise taxes	—		—	—		—

Total expenses	4.3%		4.0%	4.0%		3.8%

Ratio of net investment income (loss) to average net assets(2)	(0.4)%		(0.8)%	(1.1)%		0.9%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	(9.9	)%(7)	(2.7)%	(16.1)%		(11.9)%
Portfolio turnover rate	8.3	%(7)	30.0%	21.9%		25.5%
Average net assets	$533,567		$604,030	$420,605		$360,869
Notes outstanding, end of period(11)	$200,923		$200,923	$200,923		$91,000
Credit facility outstanding, end of period(11)	$—		$—	$24,000		$—
Term loan outstanding, end of period(11)	$—		$—	$—		$—
Mandatory redeemable preferred stock, end of period(11)	$75,000		$75,000	$75,000		$35,000
Average shares of common stock outstanding	47,197,462		47,903,748	30,639,065		22,034,170
Asset coverage of total debt(12)	371.5%		403.1%	406.6%		481.1%
Asset coverage of total leverage (debt and preferred stock)(13)	270.5%		293.5%	304.9%		347.5%
Average amount of borrowings per share of common stock during the period(1)	$4.26		$4.25	$4.39		$5.16

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2016	2015		2014	2013

Per Share of Common Stock(1)
Net asset value, beginning of period	$17.56	$39.51		$35.75	$29.01
Net investment income (loss)(2)	(0.07)	0.30		(0.01)	(0.06)
Net realized and unrealized gains (losses)	1.43	(18.42)		5.61	8.61

Total income (loss) from operations	1.36	(18.12)		5.60	8.55

Common dividends — dividend income(3)	(1.50)	(1.68)		(1.57)	(1.15)
Common distributions — long-term capital gains(3)	—	(2.14)		(0.34)	(0.66)
Common distributions — return of capital(3)	—	—		—	—

Total dividends and distributions — common	(1.50)	(3.82	)(4)	(1.91)	(1.81)

Offering expenses associated with the issuance of common stock	—	—		—	—
Effect of shares issued in reinvestment of distributions	(0.01)	(0.01)		(0.02)	—
Effect of issuance of common stock	—	—		—	—
Effect of common stock repurchased	—	—		0.09	—

Net asset value, end of period	$17.41	$17.56		$39.51	$35.75

Market value per share of common stock, end of period	$15.33	$15.46		$35.82	$32.71

Total investment return based on common stock market value(6)	12.7%	(50.2)%		15.3%	23.5%
Total investment return based on net asset value(8)	12.7%	(48.7)%		16.4%	30.5%
Supplemental Data and Ratios(9)
Net assets applicable to common stockholders, end of period	$383,557	$380,478		$854,257	$788,057
Ratio of expenses to average net assets
Management fees(10)	1.8%	1.9%		1.7%	1.8%
Other expenses	0.5	0.2		0.2	0.2

Subtotal	2.3	2.1		1.9	2.0
Interest expense and distributions on mandatory redeemable preferred stock(2)	3.8	2.5		1.7	1.8
Management fee waiver	—	—		—	—
Excise taxes	—	0.4		—	0.1

Total expenses	6.1%	5.0%		3.6%	3.9%

Ratio of net investment income (loss) to average net assets(2)	(0.5)%	1.0%		(0.0)%	(0.2)%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	10.3%	(58.3)%		14.0%	25.9%
Portfolio turnover rate	48.2%	45.3%		45.3%	49.1%
Average net assets	$314,015	$672,534		$887,585	$726,248
Notes outstanding, end of period(11)	$91,000	$185,000		$235,000	$205,000
Credit facility outstanding, end of period(11)	$—	$—		$—	$50,000
Term loan outstanding, end of period(11)	$27,000	$—		$46,000	$—
Mandatory redeemable preferred stock, end of period(11)	$35,000	$70,000		$105,000	$65,000
Average shares of common stock outstanding	21,975,582	21,657,943		21,897,671	21,969,288
Asset coverage of total debt(12)	454.7%	343.5%		441.4%	434.5%
Asset coverage of total leverage (debt and preferred stock)(13)	350.7%	249.2%		321.3%	346.3%
Average amount of borrowings per share of common stock during the period(1)	$4.86	$11.16		$12.84	$10.51

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,		For the Period November 24, 2010(14) through November 30, 2010
	2012	2011

Per Share of Common Stock(1)
Net asset value, beginning of period	$25.94	$23.80	$23.83	(15)
Net investment income (loss)(2)	0.17	0.29	(0.02)
Net realized and unrealized gains (losses)	4.64	3.12	(0.01)

Total income (loss) from operations	4.81	3.41	(0.03)

Common dividends — dividend income(3)	(1.30)	(1.20)	—
Common distributions — long-term capital gains(3)	(0.41)	—	—
Common distributions — return of capital(3)	—	—	—

Total dividends and distributions — common	(1.71)	(1.20)	—

Offering expenses associated with the issuance of common stock	—	—	—
Effect of shares issued in reinvestment of distributions	(0.03)	(0.04)	—
Effect of issuance of common stock	—	(0.03)	—
Effect of common stock repurchased	—	—	—

Net asset value, end of period	$29.01	$25.94	$23.80

Market value per share of common stock, end of period	$28.04	$22.46	$25.00

Total investment return based on common stock market value(6)	33.3%	(5.5)%	0.0	%(7)
Total investment return based on net asset value(8)	19.4%	14.7%	(0.1	)%(7)
Supplemental Data and Ratios(9)
Net assets applicable to common stockholders, end of period	$635,226	$562,044	$452,283
Ratio of expenses to average net assets
Management fees(10)	1.7%	1.6%	1.3%
Other expenses	0.3	0.3	0.3	(16)

Subtotal	2.0	1.9	1.6
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.8	1.3	—
Management fee waiver	—	(0.3)	(0.3)
Excise taxes	—	—	—

Total expenses	3.8%	2.9%	1.3%

Ratio of net investment income (loss) to average net assets(2)	0.6%	1.1%	(1.3	)%(16)
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	16.8%	13.4%	(0.1	)%(7)
Portfolio turnover rate	67.6%	74.1%	0.0	%(7)
Average net assets	$620,902	$537,044	$452,775
Notes outstanding, end of period(11)	$165,000	$115,000	$—
Credit facility outstanding, end of period(11)	$48,000	$45,000	$—
Term loan outstanding, end of period(11)	$—	$—	$—
Mandatory redeemable preferred stock, end of period(11)	$65,000	$35,000	$—
Average shares of common stock outstanding	21,794,596	21,273,512	19,004,000
Asset coverage of total debt(12)	428.7%	473.2%	—
Asset coverage of total leverage (debt and preferred stock)(13)	328.5%	388.2%	—
Average amount of borrowings per share of common stock during the period(1)	$8.85	$6.50	—

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)	Distributions on the Fund’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)

The actual characterization of the distributions made during the three months ended February 29, 2020 will not be determinable until after the end of the fiscal year when the Fund can determine its actual earnings and profits for the full fiscal year (which include gains and losses on the sale of securities for the remainder of the fiscal year) and may differ substantially from this preliminary information. The information presented for each of the other periods is a characterization of the total distributions paid to the common stockholders as either dividend income (a portion of which was eligible to be treated as qualified dividend income) or distributions (long-term capital gains or return of capital) and is based on the Fund’s earnings and profits.

(4)	Includes special distribution of $1.80 per share paid in July 2015.

(5)	Represents offering costs incurred in connection with the merger of Kayne Anderson Energy Total Return Fund, Inc.

(6)

Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(7)	Not annualized.

(8)

Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(9)	Unless otherwise noted, ratios are annualized.

(10)	Ratio reflects total management fee before waiver, if any.

(11)	Principal/liquidation value.

(12)

Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value) or any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

(13)

Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value), any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares (liquidation value). Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Fund, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these asset coverage ratio tests, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

(14)	Commencement of operations.

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(15)	Initial public offering price of $25.00 per share less underwriting discounts of $1.125 per share and offering costs of $0.05 per share.

(16)

For purposes of annualizing other expenses of the Fund, professional fees and reports to stockholders are fees associated with the annual audit and annual report and therefore have not been annualized.

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

1.	Organization

Kayne Anderson Midstream/Energy Fund, Inc. (the “Fund” or “KMF”) was organized as a Maryland corporation on August 26, 2010 and commenced operations on November 24, 2010. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end investment management company. The Fund’s investment objective is to provide a high level of return with an emphasis on making cash distributions to its stockholders. The Fund seeks to achieve that investment objective by investing at least 80% of its total assets in the securities of companies in the Midstream/Energy Sector, consisting of (a) Midstream MLPs, (b) Midstream Companies, (c) Other MLPs and (d) Other Energy Companies. The Fund’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KMF.”

On August 6, 2018, KMF completed its merger with Kayne Anderson Energy Total Return Fund, Inc. (“KYE”). Pursuant to the terms of the merger agreement approved by stockholders of KYE, KMF acquired all of the net assets of KYE in exchange for an equal net asset value of newly issued KMF common stock. The merger qualified as a tax-free reorganization under Section 368(a) of the Internal Revenue Code.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies that the Fund uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value — The Fund determines its net asset value on a daily basis and reports its net asset value on its website. Net asset value is computed by dividing the value of the Fund’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable and any indebtedness) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

valued by using the bid price provided by an independent pricing service or, if such prices are not available or in the judgment of KA Fund Advisors, LLC (“KAFA”) such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the bid price provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Fund’s valuation process for securities that are privately issued or otherwise restricted as to resale.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Fund may hold securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, each shall be valued in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments. The investments will be valued monthly, with new investments valued at the time such investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations and supporting documentation are submitted to the Valuation Committee (a committee of the Fund’s Board of Directors) and the Board of Directors on a quarterly basis.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•

Valuation Firm.    Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of total assets.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

As of February 29, 2020, the Fund held 2.5% of its net assets applicable to common stockholders (1.6% of total assets) in securities that were fair valued pursuant to the procedures adopted by the Board of Directors (Level 3 securities). The aggregate fair value of these securities at February 29, 2020 was $11,938. See Note 3 — Fair Value and Note 7 — Restricted Securities.

E. Derivative Financial Instruments — The Fund may utilize derivative financial instruments in its operations.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Interest rate swap contracts. The Fund may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Fund’s leverage. Such interest rate swaps would principally be used to protect the Fund against higher costs on its leverage resulting from increases in interest rates. The Fund does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Fund may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to an interest rate swap defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Fund generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts. The Fund is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Fund may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Fund would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchased call option. The Fund may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Fund.

The Fund may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Fund writes a call option on a security, the Fund has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Fund will only write call options on securities that the Fund holds in its portfolio (i.e., covered calls).

When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

F. Security Transactions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are calculated using the specific identification cost basis method for GAAP purposes. For tax purposes, the Fund utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

G. Return of Capital Estimates — Dividends and distributions received from the Fund’s investments in MLPs and Midstream Companies generally are comprised of income and return of capital. Payments made by MLPs (and other entities treated as partnerships for federal income tax purposes) are categorized as “distributions” and payments made by corporations are categorized as “dividends.” At the time such dividends and distributions are received, the Fund estimates the amount of such payments that is considered investment income and the amount that is considered a return of capital. The Fund estimates the return of capital portion of distributions received from its MLP investments based on historical information available from the investments. The Fund estimates the return of capital portion of dividends received from Midstream Companies based on information provided by each investment. Return of capital estimates are adjusted to actual in the subsequent fiscal year when final tax reporting information related to the Fund’s investments is received.

The return of capital portion of the distributions is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses). If the distributions received by the Fund exceed its cost basis (i.e. its cost basis has been reduced to zero), the distributions are treated as realized gains.

The Fund includes all distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis, if any. For the three months ended February 29, 2020, the Fund estimated $8,597 of return of capital and $122 of distributions that were in excess of cost basis.

In accordance with GAAP, the return of capital cost basis reductions for the Fund’s MLP investments are limited to the total amount of the cash distributions received from such investments. For income tax purposes, the cost basis reductions for the Fund’s MLP investments typically exceed cash distributions received from such investments due to allocated losses from these investments.

The following table sets forth the Fund’s estimated return of capital portion of the dividends and distributions received from its investments.

For the Three Months Ended February 29, 2020

Dividends and distributions from investments (before foreign taxes withheld of $301 and excluding distributions in excess of cost basis)	$13,632

Dividends and distributions — % return of capital	63%

Return of capital — attributable to net realized gains (losses)	$817

Return of capital — attributable to net change in unrealized gains (losses)	7,780

Total return of capital	$8,597

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

H. Investment Income — The Fund records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Fund will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

Many of the debt securities that the Fund holds were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments can be found in the Fund’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security, which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Fund discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Fund may receive paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from its investments. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received, but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income because the Fund has the option to receive its distribution in cash or in additional shares or units of the security. During the three months ended February 29, 2020, the Fund did not receive any paid-in-kind dividends or non-cash distributions.

I. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to holders of MRP Shares are accrued on a daily basis. As required by the Distinguishing Liabilities from Equity topic of the FASB Accounting Standards Codification (ASC 480), the Fund includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Fund’s MRP Shares are treated as dividends or distributions.

The characterization of the distributions paid to holders of MRP Shares and common stock as either dividend income (eligible to be treated as qualified dividend income) or distributions (long-term capital gains or return of capital) is determined after the end of the fiscal year based on the Fund’s actual earnings and profits and, therefore, the characterization may differ from preliminary estimates.

J. Partnership Accounting Policy — The Fund records its pro-rata share of the income (loss) to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

K. Taxes — It is the Fund’s intention to continue to be treated as and to qualify each year for special tax treatment afforded a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As long as the Fund meets certain requirements that govern its sources of income, diversification of assets and timely distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax.

The Fund must pay distributions equal to 90% of its investment company taxable income (ordinary income and short-term capital gains) to qualify as a RIC and it must distribute all of its taxable income (ordinary income, short-term capital gains and long-term capital gains) to avoid federal income taxes. The Fund will be subject to federal income tax on any undistributed portion of income. For purposes of the distribution test, the Fund may elect to treat as paid on the last day of its taxable year all or part of

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

any distributions that are declared after the end of its taxable year if such distributions are declared before the due date of its tax return, including any extensions (August 15th). See Note 6 — Taxes.

All RICs are subject to a non-deductible 4% excise tax on income that is not distributed on a timely basis in accordance with the calendar year distribution requirements. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its net capital gains for the one-year period ending on November 30, the last day of our taxable year, and (iii) undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December, payable to stockholders of record on a date during such months and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received by stockholders on December 31 of the year the distributions are declared, rather than when the distributions are actually received.

The Fund will be liable for the excise tax on the amount by which it does not meet the distribution requirement and will accrue an excise tax liability at the time that the liability is estimable and probable.

The Fund may be subject to withholding taxes on foreign-sourced income and accrues such taxes when the related income is earned.

The Accounting for Uncertainty in Income Taxes Topic of the FASB Accounting Standards Codification (ASC 740) defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50% likely to be realized.

The Fund utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. Tax years subsequent to fiscal year 2015 remain open and subject to examination by federal and state tax authorities.

L. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of such amounts on the payment date.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Fund’s books from the value of the assets and liabilities (other than investments) on the valuation date.

M. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

N. Offering and Debt Issuance Costs — Offering costs incurred by the Fund related to the issuance of its common stock reduce additional paid-in-capital when the stock is issued. Costs incurred by the Fund related to the issuance of its debt (revolving credit facility, term loan or notes) or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

For the purpose of calculating the Fund’s asset coverage ratios pursuant to the 1940 Act, deferred issuance costs are not deducted from the carrying value of Notes and MRP Shares.

3.	Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (ASC 820) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Fund has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Fund obtains from independent, third-party sources. Unobservable inputs are developed by the Fund based on its own assumptions of how market participants would value an asset or a liability.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Fund has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following table presents the Fund’s assets and liabilities measured at fair value on a recurring basis at February 29, 2020, and the Fund presents these assets and liabilities by security type and description on its Schedule of Investments. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)		Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$701,732	$680,299	$9,495	(1)	$11,938
Debt investments	12,351	—	12,351		—
Short-term investments	20,656	20,656	—		—

Total assets at fair value	$734,739	$700,955	$21,846		$11,938

Liabilities at Fair Value
Call option contracts written	$41	$—	$41		$—

(1)

The Fund’s investment in Plains AAP, L.P. (“PAGP-AAP”) is exchangeable on a one-for-one basis into either Plains GP Holdings, L.P. (“PAGP”) shares or Plains All American Pipeline, L.P. (“PAA”) units at the Fund’s option. The Fund values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of February 29, 2020, the Fund’s PAGP-AAP investment is valued at PAGP’s closing price. The Fund categorizes its investment as a Level 2 security for fair value reporting purposes.

As of February 29, 2020, the Fund had Notes outstanding with aggregate principal amount of $200,923 and 3,000,000 shares of MRP Shares outstanding with a total liquidation value of $75,000. The Notes and MRP Shares were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. See Note 11 — Notes and Note 12 — Preferred Stock. As a result, the Fund categorizes the Notes and MRP Shares as Level 3 securities and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

The Fund records the Notes and MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of February 29, 2020, the estimated fair values of these leverage instruments are as follows.

Security	Principal Amount/ Liquidation Value	Fair Value
Notes	$200,923	$210,000
MRP Shares	$75,000	$76,800

The following table presents the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three months ended February 29, 2020.

Equity Investments
Balance — November 30, 2019	$12,766
Purchases	—
Sales	—
Transfers out to Level 1 and 2	—
Realized gains (losses)	—
Change in unrealized gains (losses), net	(828)

Balance — February 29, 2020	$11,938

Net change in unrealized gain (loss) of investments still held at February 29, 2020	$(828)

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

For the three months ended February 29, 2020, there were no transfers between Level 1 and Level 2.

The $828 decrease in unrealized gains (net) relates to investments that were held during the period. The Fund includes these unrealized gains and losses on the Statement of Operations — Net Change in Unrealized Gains (Losses).

Valuation Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Fund values its private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly-tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. This discount is initially equal to the discount negotiated at the time the Fund agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Fund owns convertible preferred units of EQM Midstream Partners, LP (“EQM”). The convertible preferred units will be convertible on a one-for-one basis into common units at our option and are senior to the underlying common units in terms of liquidation preference and priority of distributions. The Fund’s Board of Directors has determined that it is appropriate to value these convertible preferred units using a convertible pricing model. This model takes into account the attributes of the convertible preferred units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, the Fund estimates (i) the credit spread for the convertible preferred units, which is based on the credit spread of the partnership’s unsecured notes, and (ii) the expected volatility for the underlying common units, which is based on historical volatility, as well as implied volatility derived from traded options. For this security, if the resulting price for the convertible preferred units is less than the public market price for the underlying common units at such time, the public market price for the common units will be used to value the convertible preferred units.

For the EQM convertible preferred units, contemporaneous with the February 27, 2020 announcement of the stock-for-unit merger agreement whereby ETRN will acquire all EQM common units, the Fund began to use a probability-weighted valuation analysis based on the value that the Fund would receive if the transaction closes and the value of our existing EQM convertible preferred if the transaction does not close. The Fund uses the same credit spread and volatility assumptions in both scenarios. Further, the Fund assumes a 90% probability of the transaction closing and a 10% probability of the transaction not closing to derive its valuation. Upon closing of the proposed transaction, ETRN will redeem 107,700 of the Fund’s existing preferred units at 101% of par in cash. The Fund will receive 97,344 of ETRN convertible preferred units with a liquidation preference of $19.99 per unit for the remainder of its position.

The Fund made an initial investment in Jupiter Resources Inc. (“Jupiter”) senior unsecured notes in September of 2014. On December 19, 2018, the Fund received 1,261,366 common shares of Jupiter in exchange for the senior unsecured notes owned by the Fund as part of a recapitalization transaction (shares issued at a price of $4.25 per share). The common shares are not publicly traded.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Fund’s investment in Jupiter is valued using a combination of the following valuation techniques: (i) an analysis of valuations for publicly traded companies in a similar line of business (“public company analysis”) and (ii) an analysis of the net asset value of the company (“NAV analysis”). In addition to these valuation techniques, the Fund considers any trading activity in Jupiter’s equity when determining its valuation for its investment.

The public company analysis uses valuation ratios (commonly referred to as trading multiples) for comparable public companies (Canadian gas-weighted oil & gas producers) to inform appropriate trading multiples for Jupiter. The Fund’s analysis focuses on the ratio of enterprise value (“EV”) to earnings before interest expense, income tax expense, depreciation and amortization (“EBITDA”) which is referred to as an EV/EBITDA multiple. For this analysis, the Fund utilizes projections provided by external sources as well as internally developed estimates reflecting the current forward commodity price outlook, commentary from the company and relevant financial guidance. The analysis focuses on EBITDA projections for the current calendar year as well as future periods. Based on this data, the Fund selects a range of multiples given the trading multiples of similar publicly traded companies and applies such multiples to Jupiter’s EBITDA to estimate Jupiter’s enterprise value and equity value. When calculating these values, the Fund applies a discount to Jupiter’s estimated equity value for the lack of marketability in the company’s securities.

The NAV analysis is derived using projected cash flows for the company’s proved developed producing (“PDP”) reserves as well as its proved undeveloped reserves and undeveloped acreage. These cash flows are discounted back to present value to determine the value of the company’s assets (including cash-on-hand and the value of any commodity price hedges). For this analysis, the projections are based on internally developed projections. Further, the cash flows attributable to the company’s PDP reserves are discounted at a 15% rate and the cash flows attributable to undeveloped reserves/acreage (net of associated capital expenditures) are discounted at a 25% rate. This value is then reduced by the company’s debt and other liabilities to determine Jupiter’s equity value, or net asset value. When calculating these values, the Fund applies a discount of 20% based on the trading prices of public peers relative to their estimated net asset values.

Under these valuation techniques, the Fund estimates the operating results of Jupiter (including EBITDA). These estimates utilize unobservable inputs such as historical operating results, which may be unaudited, and projected operating results, which will be based on operating assumptions for the company. These estimates will be sensitive to changes in assumptions specific to Jupiter as well as general assumptions for the industry. Other unobservable inputs utilized in the valuation techniques outlined above include: selection of publicly-traded companies, selected ranges for valuation multiples and selection of discount rates.

Changes in EBITDA multiples, or discount rates, each in isolation, may change the fair value of the Fund’s investment. Generally, a decrease in EBITDA multiples, or an increase in discount rates will result in a decrease in the fair value of the Fund’s investment.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of the Fund’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following table summarizes the significant unobservable inputs that the Fund used to value its portfolio investments categorized as Level 3 as of February 29, 2020:

Quantitative Table for Valuation Techniques

				Range
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High	Average
EQM	$9,481	- Convertible pricing model	- Credit spread	8.8%	9.3%	9.0%
Convertible Preferred Units			- Volatility - Illiquidity discount	35.0% 0.2%	40.0% 0.2%	37.5% 0.2%

Jupiter Resources Inc. Common Shares	2,457	- Public company analysis	- Selected valuation multiples: EV / 2020E EBITDA	4.3x	4.8x	4.5x
			EV / 2021E EBITDA	3.5x	4.0x	3.8x
			- Discount for marketability	20.0%	30.0%	25.0%
		- NAV analysis	- Discount rate	15.0%	25.0%	20.0%
			- Price to NAV discount	20.0%	20.0%	20.0%

Total	$11,938

4.	Risk Considerations

The Fund’s investments are concentrated in the Midstream/Energy Sector. A downturn in one or more industries within the Midstream/Energy Sector, material declines in energy-related commodity prices, adverse political, legislative or regulatory developments or environmental, catastrophic or other events could have a larger impact on the Fund than on an investment company that does not concentrate in the Midstream/Energy Sector. The performance of companies in the Midstream/Energy Sector may lag the performance of other sectors or the broader market as a whole. Additionally, to the extent that the Fund invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. At February 29, 2020, the Fund had the following investment concentrations:

Category	Percent of Long-Term Investments
Securities of Energy Companies(1)	100.0%
Equity securities	98.3%
Debt securities	1.7%
Securities of MLPs(1)	25.0%
Largest single issuer	7.3%
Restricted securities	4.3%

(1)	Refer to the “Glossary of Key Terms” for the definitions of Energy Companies and MLPs.

5.	Agreements and Affiliations

A. Administration Agreement — On August 1, 2018, in connection with its merger with KYE, the Fund entered into an amended administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to the agreement, Ultimus will continue to provide certain administrative and accounting services for the Fund. The agreement has an initial term of three years and automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

B. Investment Management Agreement — The Fund has entered into an investment management agreement with KA Fund Advisors, LLC (“KAFA”) under which KAFA, subject to the overall supervision of the Fund’s Board of Directors, manages the day-to-day operations of, and provides investment

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

advisory services to, the Fund. The investment management agreement has a term through March 31, 2021 and may be renewed annually thereafter upon approval of the Fund’s Board of Directors (including a majority of the Fund’s directors who are not “interested persons” of the Fund, as such term is defined in the 1940 Act). For providing these services, KAFA receives an investment management fee from the Fund. For the three months ended February 29, 2020, the Fund paid management fees at an annual rate of 1.25% of the average monthly total assets of the Fund.

For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month. The total assets of the Fund shall be equal to its average monthly gross asset value (which includes assets attributable to the Fund’s use of debt and preferred stock), minus the sum of the Fund’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Fund). Liabilities associated with borrowing or leverage include the principal amount of any debt issued by the Fund, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Fund.

D. Portfolio Companies — From time to time, the Fund may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if the Fund and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Fund and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Fund’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Fund believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Fund invests. The Fund also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Fund believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Fund holds in certain limited partnerships to be voting securities. If such a determination were made, the Fund may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Fund holds as a voting security, the Fund considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Fund generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Fund has treated those securities as voting securities. If the Fund does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Fund and its affiliates own more than 25% of the outstanding

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Fund does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Fund owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Fund will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Fund or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Fund cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Fund were allowed to engage in such a transaction, that the terms would be more or as favorable to the Fund or any company that it controls as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Fund or on the type of investments that it could make.

Plains AAP, L.P., and Plains GP Holdings, L.P. — Robert V. Sinnott is Co-Chairman of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director of PAA GP Holdings LLC, which is the general partner of Plains GP Holdings, L.P. (“PAGP”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP own PAGP shares, Plains All American Pipeline, L.P. (“PAA”) units and interests in Plains AAP, L.P. (“PAGP-AAP”). The Fund believes that it is an affiliate of PAA, PAGP and PAGP-AAP under the 1940 Act by virtue of (i) the Fund’s and other affiliated Kayne Anderson funds’ ownership interest in PAGP and PAGP-AAP and (ii) Mr. Sinnott’s participation on the board of PAA GP Holdings LLC.

The following table summarizes the Fund’s investments in affiliates as of and for the three months ended February 29, 2020:

Investment(1)	No. of Shares/ Units(2) (in 000's)	Value	Dividends/ Distributions Received	Net Change in Unrealized Gains (Losses)
Plains GP Holdings, L.P.	2,205	30,367	$794	$(7,366)
Plains GP Holdings, L.P. — Plains AAP, L.P.	690	9,495	248	(2,412)

Total		$39,862	$1,042	$(9,778)

(1)	See Schedule of Investments for investment classifications.
(2)	During the three months ended February 29, 2020, there were no purchases or sales of PAGP or PAGP-AAP.

6.	Taxes

It is the Fund’s intention to continue to be treated as and to qualify as a RIC under Subchapter M of the Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements. See Note 2 — Significant Accounting Policies.

Income and capital gain distributions made by RICs often differ from GAAP basis net investment income (loss) and net realized gains (losses). For the Fund, the principal reason for these differences

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

is the return of capital treatment of dividends and distributions from MLPs and certain other of its investments. Net investment income and net realized gains for GAAP purposes may differ from taxable income for federal income tax purposes.

As of February 29, 2020, the principal temporary differences between income for GAAP purposes and taxable income were (a) realized losses that were recognized for GAAP purposes, but disallowed for tax purposes due to wash sale rules; (b) disallowed partnership losses related to the Fund’s MLP investments; and (c) other basis adjustments in the Fund’s MLPs and other investments.

Under the Regulated Investment Company Modernization Act of 2010, any net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. As a result of the tax-free reorganization of KMF and KYE, $130,791 of capital loss carryforwards are subject to limitations under Section 382 of the Internal Revenue Code (“Section 382”). Regulations under Section 382 limit the amount of capital gains that can be offset by the Fund’s capital loss carryforward to $8,533, annually, until all of the Fund’s loss carryforwards are fully utilized. In addition to the Section 382 annual limitation, the Fund will be able to utilize capital loss carryforwards up to the amount of built-in gains that are realized. As of November 30, 2019, the Fund estimates that approximately $48,000 of capital loss carryforwards subject to limitations are available to offset capital gains.

For the fiscal year ended November 30, 2019, the tax character of the total $44,335 distributions paid to common stockholders was return of capital. The tax character of the total $2,907 distributions paid to holders of MRP shares was $1,011 dividend income and $1,896 return of capital.

For purposes of determining the tax character of the dividends/distributions to investors, the amounts in excess of the Fund’s earnings and profits for federal income tax purposes are treated as a return of capital. Earnings and profits differ from taxable income due principally to adjustments related to the Fund’s investments in MLPs.

At February 29, 2020, the cost basis of investments for federal income tax purposes was $801,474, and the premiums received on outstanding option contracts written were $116. At February 29, 2020, gross unrealized appreciation and depreciation of investments and options, if any, for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options, if any)	$76,904
Gross unrealized depreciation of investments (including options, if any)	(143,562)

Net unrealized depreciation of investments before foreign currency related translations	(66,568)
Unrealized depreciation on foreign currency related translations	(15)

Net unrealized depreciation of investments	$(66,673)

7.	Restricted Securities

From time to time, the Fund’s ability to sell certain of its investments is subject to certain legal or contractual restrictions. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Fund’s investments have restrictions such as lock-up agreements that preclude the Fund from offering these securities for public sale.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

At February 29, 2020, the Fund held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units, Principal ($) (in 000s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 2 Investments
Equity Investments
Plains GP Holdings, L.P. — Plains AAP, L.P.(1)	(2)	(3)	690	$2,205	$9,495	$13.77	2.0%	1.3%
Senior Notes(4)
Antero Midstream Corporation due 2027	(2)	(5)	4,548	3,819	3,092	n/a	0.7	0.4
Crestwood Holdings LLC, due 2023	(2)	(6)	6,846	6,599	6,427	n/a	1.4	0.8

Total				$12,623	$19,014		4.1%	2.5%

Level 3 Investments(7)
Equity Investments
EQM Midstream Partners, LP
Convertible Preferred Units	4/10/19	(5)	205	$9,850	$9,481	$46.24	2.0%	1.3%
Jupiter Resources, Inc.	(8)	(6)	1,229	14,230	2,457	2.00	0.5	0.3

Total				$24,080	$11,938		2.5%	1.6%

Total of all restricted investments				$36,703	$30,952		6.6%	4.1%

(1)

The Fund values its investment in Plains AAP, L.P. (“PAGP-AAP”) on an “as exchanged” basis based on the higher public market value of either Plains GP Holdings, L.P. (“PAGP”) or Plains All American Pipeline, L.P. (“PAA”). As of February 29, 2020, the Fund’s PAGP-AAP investment is valued at PAGP’s closing price. See Note 3 — Fair Value.

(2)	Security was acquired at various dates in current and/or prior fiscal years.

(3)	The Fund’s investment in PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or PAA units at the Fund’s option. Upon exchange, the PAGP shares or PAA units will be freely tradable.

(4)

These securities have a fair market value determined by the bid price provided by an agent or a syndicate bank, a principal market maker, an independent pricing service or an independent broker as more fully described in Note 2 — Significant Accounting Policies. These securities have limited trading volume and are not listed on a national exchange.

(5)	Unregistered or restricted security of a publicly-traded company.

(6)	Unregistered security of a private company.

(7)	Securities are valued using inputs reflecting the Fund’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(8)	On December 28, 2018, as part of a recapitalization transaction, the Fund received shares from Jupiter Resources Inc.

8.	Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (ASC 815), the following are the derivative instruments and hedging activities of the Fund. See Note 2 — Significant Accounting Policies.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Option Contracts — Based on the notional amount, the Fund has written a monthly average of $11,620 of call options during the three months ended February 29, 2020.

Interest Rate Swap Contracts — As of February 29, 2020, the Fund did not have any interest rate swap contracts outstanding.

The following table sets forth the fair value of the Fund’s derivative instruments on the Statement of Assets and Liabilities:

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value as of February 29, 2020
Call options written	Call option contracts written	$(41)

The following table sets forth the effect of the Fund’s derivative instruments on the Statement of Operations:

		For the Three Months Ended February 29, 2020
Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options written	Options	$24	$45

9.	Investment Transactions

For the three months ended February 29, 2020, the Fund purchased and sold securities in the amounts of $66,286 and $65,221 (excluding short-term investments).

10.	Credit Facility

As of February 29, 2020, the Fund had a $100,000 unsecured revolving credit facility (the “Credit Facility”) that matures on February 8, 2021. The interest rate on outstanding borrowings under the Credit Facility may vary between LIBOR plus 1.30% and LIBOR plus 1.95%, depending on the Fund’s asset coverage ratios. The Fund pays a fee of 0.20% per annum on any unused amounts of the Credit Facility.

During the three months ended February 29, 2020, the Fund did not have any borrowings under the Credit Facility.

As of February 29, 2020, the Fund was in compliance with all financial and operational covenants required by the Credit Facility. See Financial Highlights for the Fund’s asset coverage ratios under the 1940 Act. See Note 14 — Subsequent Events.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

11.	Notes

At February 29, 2020, the Fund had $200,923 aggregate principal amount of Notes outstanding. The table below sets forth the key terms of each series of Notes outstanding at February 29, 2020. See Note 14 — Subsequent Events.

Series	Principal Outstanding February 29, 2020	Unamortized Issuance Costs	Estimated Fair Value February 29, 2020	Fixed Interest Rate	Maturity
C	$21,000	$37	$22,100	4.00%	3/22/22
D	40,000	114	41,900	3.34%	5/1/23
E	30,000	52	31,000	3.46%	7/30/21
G	24,538	12	24,600	3.07%	8/8/20
H	42,308	119	44,400	3.72%	8/8/23
I	38,077	140	40,900	3.82%	8/8/25
J	5,000	1	5,100	3.36%	10/7/21

	$200,923	$475	$210,000

Holders of the Series C, D and E Notes are entitled to receive cash interest payments semi-annually (on March 3 and September 3) at the fixed rate. Holders of the Series G, H, I and J Notes are entitled to receive cash interest payments semi-annually (on February 13 and August 13) at the fixed rate. As of February 29, 2020, the weighted average interest rate on the outstanding Notes was 3.57%.

As of February 29, 2020, each series of Notes was rated “AAA” by FitchRatings. In the event the credit rating on any series of Notes falls below “A-”, the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Fund is required to maintain a current rating from one rating agency with respect to each series of Notes and is prohibited from having any rating of less than investment grade (“BBB-”) with respect to each series of Notes. See Note 14 — Subsequent Events.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Notes contain various covenants related to other indebtedness, liens and limits on the Fund’s overall leverage. Under the 1940 Act and the terms of the Notes, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to senior securities representing indebtedness (including the Notes) would be less than 300%.

The Notes are redeemable in certain circumstances at the option of the Fund. The Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Fund fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Fund’s rating agency guidelines in a timely manner.

The Notes are unsecured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank: (1) senior to all of the Fund’s outstanding preferred shares; (2) senior to all of the Fund’s outstanding common shares; (3) on a parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund; and (4) junior to any secured creditors of the Fund.

At February 29, 2020, the Fund was in compliance with all covenants under the Notes agreements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

12.	Preferred Stock

At February 29, 2020, the Fund had 3,000,000 shares of MRP Shares outstanding, with a total liquidation value of $75,000 ($25.00 per share). The table below sets forth the key terms of each series of MRP Shares outstanding at February 29, 2020. See Note 14 — Subsequent Events.

Series	Liquidation Value February 29, 2020	Unamortized Issuance Costs	Estimated Fair Value February 29, 2020	Rate	Mandatory Redemption Date
C	$35,000	$98	$35,600	4.06%	7/30/21
D	20,000	103	20,100	3.36%	9/7/21
E	20,000	255	21,100	4.07%	12/1/24

	$75,000	$456	$76,800

Holders of the MRP Shares are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30).

As of February 29, 2020, the Fund’s series C, D and E MRP Shares were rated “A” by FitchRatings. The dividend rate on the Fund’s MRP Shares will increase between 0.5% and 4.0% if the credit rating is downgraded below “A” by FitchRatings. Further, the annual dividend rate for all series of MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Fund fails to make quarterly dividend or certain other payments. The Fund is required to maintain a current rating from one rating agency with respect to each series of MRP Shares. See Note 14 — Subsequent Events.

The MRP Shares rank senior to all of the Fund’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Fund and are also subject to a mandatory redemption if the Fund fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Fund’s rating agency guidelines.

Under the terms of the MRP Shares, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225% or the Fund would fail to maintain its basic maintenance amount as stated in the Fund’s rating agency guidelines.

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Fund.

At February 29, 2020, the Fund was in compliance with the asset coverage and basic maintenance requirements of its MRP Shares.

13.	Common Stock

At February 29, 2020, the Fund had 197,000,000 shares of common stock authorized and 47,197,462 shares outstanding. As of February 29, 2020, KAFA owned 4,000 shares of the Fund. During the three months ended February 29, 2020, there were no common stock transactions.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

14.	Subsequent Events

Subsequent to February 29, 2020, the Fund reduced outstanding leverage by $149,000. Leverage reductions consist of the repayment of $114,000 of Notes and $35,000 of MRP Shares. Notes and MRP Shares repayments were as follows:

Notes

	Principal Amount
Series	Outstanding: February 29th	Amount Repaid	Outstanding: April 24th	Rate	Maturity
C	$21,000	$(16,576)	$4,424	4.00%	3/22/22
D	40,000	—	40,000	3.34%	5/1/23
E	30,000	(30,000)	—	3.46%	7/30/21
G	24,538	(22,130)	2,408	3.07%	8/8/20
H	42,308	(20,452)	21,856	3.72%	8/8/23
I	38,077	(19,842)	18,235	3.82%	8/8/25
J	5,000	(5,000)	—	3.36%	10/7/21

Total	$200,923	$(114,000)	$86,923

MRP Shares
	Liquidation Value
Series	Outstanding: February 29th	Amount Repaid	Outstanding: April 24th	Rate	Maturity
C	$35,000	$(17,188)	$17,812	6.06%	7/30/21
D	20,000	(7,303)	12,697	5.36%	9/7/21
E	20,000	(10,509)	9,491	6.07%	12/1/24

Total	$75,000	$(35,000)	$40,000

In connection with its leverage reduction plans, the Fund received limited waivers from the holders of its MRP Shares on certain asset coverage ratios. The Fund also amended its Credit Facility on April 14, 2020 to reduce the total commitment amount from $100,000 to $75,000. As a result of this amendment, the interest rate on outstanding borrowings under the Credit Facility now varies between LIBOR plus 1.30% and LIBOR plus 2.15%.

On March 16, 2020, in an effort to enhance the Fund’s flexibility with respect to the timing and amount of leverage reductions, the Fund’s Board of Directors elected to delay the payment of the distribution originally scheduled to be paid on March 31, 2020 (the “March Distribution”) until April 30, 2020. The Fund also announced its plan to revert to making distributions to shareholders on a quarterly basis, with an expectation that the first such quarterly distribution will be declared and paid in June 2020. By delaying the payment date of the March Distribution until April, the Fund was able to reach a negotiated agreement with its Notes investors and MRP Share investors on the repurchase of material amount of leverage, as described above. This transaction minimized prepayment penalties and maximized shareholder value.

On March 17, 2020, FitchRatings downgraded the ratings on the Fund’s Notes from ‘AAA’ to ‘A’ and the ratings on its MRP Shares from ‘A’ to ‘BBB’ and placed all ratings on negative watch. As a result of the ratings action on the Fund’s MRP Shares, the dividend rate for each series of MRP Shares outstanding increased by 2% per annum (reflected in the table above) and will continue to be in effect for so long as such series is rated ‘BBB’. There was no impact to the interest rate on the Fund’s Notes.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED

The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in the Fund. In particular, the financial markets have recently been impacted by the outbreak of an infectious respiratory illness known as COVID-19. This coronavirus has resulted in international border closings, enhanced health screenings, expanded healthcare services and expenses, quarantines and other restrictions on business and personal activities, cancellations, disruptions to supply chains and consumer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways.

Of particular relevance to an investment in the Fund, recent market volatility in the energy markets, including decreases in demand for (and prices of) energy-related commodities as a result of the impact of COVID-19 on global economic activity, has significantly affected the performance of the energy sector, as well as the performance of the midstream energy companies in which the Fund invests. In addition, volatility in the energy markets may affect the ability of midstream energy companies to finance capital expenditures, manage liquidity needs, refinance debt maturities and to maintain distributions to investors due to a lack of access to capital. The future impact of COVID-19 is currently unknown and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance and the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.

The Fund has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

GLOSSARY OF KEY TERMS

(UNAUDITED)

This glossary contains definitions of certain key terms, as they are used in our investment objective and policies and as described in this report. These definitions may not correspond to standard sector definitions.

“Energy Assets” means assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity.

“Energy Companies” means companies that own and operate Energy Assets or provide energy-related services. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Energy Assets or providing services for the operation of such Energy Assets or (ii) have Energy Assets that represent the majority of their assets.

“General Partner MLPs” means Master Limited Partnerships whose assets consist of ownership interests of an affiliated Master Limited Partnership (which may include general partnership interests, incentive distribution rights, common units and subordinated units).

“Master Limited Partnerships” or “MLPs” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes, includes Midstream MLPs and other MLPs.

“Midstream Assets” means assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, distributing, or marketing of natural gas, natural gas liquids, crude oil or refined products.

“Midstream Companies” means companies that own and operate Midstream Assets and are taxed as corporations for federal income tax purposes, including MLP Affiliates of Midstream MLPs. This includes companies structured like MLPs, but not treated as a publicly-traded partnership for RIC qualification purposes as well as MLP Affiliates of Midstream MLPs. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenue or operating income from operating Midstream Assets or (ii) have Midstream Assets that represent the majority of their assets.

“Midstream/Energy Sector” consists of (a) Midstream MLPs, (b) Midstream Companies, (c) Other MLPs (d) Renewable Infrastructure/Utility Companies and (e) Other Energy Companies.

“Midstream Sector” consists of (a) Midstream MLPs and (b) Midstream Companies.

“Midstream MLPs” means MLPs that principally own and operate Midstream Assets including General Partner MLPs whose assets consist of ownership interests of an affiliated Midstream MLP.

“MLP Affiliates” means affiliates of Master Limited Partnerships, substantially all of whose assets consist of i-units or other ownership interests in Master Limited Partnerships. MLP Affiliates are not treated as partnerships for federal income tax purposes.

“Other Energy Companies” means Energy Companies, excluding MLPs, Midstream Companies and Renewable Infrastructure/Utility Companies.

“Other MLPs” consists of (a) upstream MLPs, (b) coal MLPs, (c) propane MLPs and (d) MLPs that operate other energy assets or provide energy-related services.

“Renewable Infrastructure/Utility Assets” means assets used in the generation, production, distribution, transportation, transmission, storage and marketing of electricity and natural gas, including, but not limited to, renewable energy such as solar, wind, hydroelectric power, geothermal and biomass power.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

GLOSSARY OF KEY TERMS

(UNAUDITED)

“Renewable Infrastructure/Utility Companies” means utilities, independent power producers, developers and other companies that own, operate or provide services for Renewable Infrastructure/Utility Assets. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenue or operating income from Renewable Infrastructure/Utility Assets or (ii) have Renewable Infrastructure/Utility Assets that represent the majority of their assets.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

ADDITIONAL INFORMATION

(UNAUDITED)

REPURCHASE DISCLOSURE

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Fund may from time to time purchase shares of its common and preferred stock and its Notes in the open market or in privately negotiated transactions.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors

James C. Baker	Director, President and Chief Executive Officer

William R. Cordes	Director

Anne K. Costin	Director

Barry R. Pearl	Director

Albert L. Richey	Director

William H. Shea, Jr	Director

William L. Thacker	Director

Terry A. Hart	Chief Financial Officer, Treasurer and Assistant Secretary

Jarvis V. Hollingsworth	Secretary

Michael J. O’Neil	Chief Compliance Officer

J.C. Frey	Executive Vice President

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Senior Vice President

A. Colby Parker	Assistant Treasurer

Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 (888) 888-0317

Custodian JPMorgan Chase Bank, N.A. 383 Madison Avenue, Fourth Floor New York, NY 10179	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017

Legal Counsel Paul Hastings LLP 101 California Street, Forty-Eighth Floor San Francisco, CA 94111

Please visit us on the web at www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.